UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  June 16, 2010
Harvest Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston,	77077
Texas

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 281-899-5720
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Harvest Natural Resources, Inc.’s President and Chief Executive Officer James A. Edmiston, will present the attached updated material at EnerCom’s London Oil & Gas Conference in London, England at 11:15 a.m. British Summer Time (6:15 a.m. EDT) on Thursday, June 17, 2010.
The live audio webcast of the presentation and accompanying materials can be accessed at Harvest’s website at www.harvestnr.com by clicking on the Investor Relations tab, then the Webcasts and Presentation tab.
Item 9.01 Financial Statements and Exhibits.
99.1 Presentation of Company material entitled “EnerCom’s London Oil & Gas Conference June 17, 2010”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.
June 16, 2010	By:	Keith L. Head
		Name:	Keith L. Head
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation of Company material entitled “EnerCom’s
London Oil & Gas Conference June 17, 2010”.